UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07810

Exact name of registrant as specified in charter:	Delaware Investments® Colorado Municipal
Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2012

Item 1. Reports to Stockholders

Annual Report

Delaware Investments Closed-End Municipal Bond Funds	March 31, 2012

The figures in the annual report for Delaware Investments Closed-End Municipal Bond Funds represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end funds

Table of contents

> Portfolio management review	1

> Fund basics	3

> Security type/Sector/State allocations	4

> Statements of net assets	6

> Statements of assets and liabilities	18

> Statements of operations	19

> Statements of changes in net assets	20

> Financial highlights	21

> Notes to financial statements	24

> Report of independent registered public accounting firm	31

> Other Fund information	32

> Board of trustees/directors and officers addendum	36

> About the organization	39

Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. For more information, including press releases, please visit www.delawareinvestments.com.

Unless otherwise noted, views expressed herein are current as of March 31, 2012, and subject to change. Information is as of the date indicated and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in Delaware Investments Closed-End Municipal Bond Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

© 2012 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds
April 10, 2012

Market environment, in brief:

  The municipal markets, in general, had a strong year, posting positive total returns across all maturities, ratings, and sectors.

  Municipal bonds became increasingly appealing to income-oriented investors seeking relatively high yields in an environment of low interest rates.

  A favorable supply-demand imbalance was an important source of support for municipal bond prices.

National economic environment

As the Funds’ fiscal year ended March 31, 2012 began, many investors were concerned about a U.S. economy that was growing quite weak and suffering through a historically high unemployment rate. Moving into summer 2011, additional challenges rattled investors, including Washington’s political battles over government spending and the decision by credit-rating agency Standard & Poor’s to issue a downgrade of U.S. Treasury bonds.

Starting in late 2011 and continuing into early 2012, however, the macroeconomic backdrop began to show mild signs of improvement. The U.S. job market, while still weak, appeared to be moving in a better direction, with the unemployment rate falling from 9.0% in September 2011 to 8.3% by January 2012 — the lowest level since February 2009. At the same time, fourth-quarter economic growth reached an estimated rate of 3.0%, up from 1.8% in the prior quarter.

Data: U.S. Labor Department, U.S. Commerce Department.

Municipal market trends

Driven by significant risk aversion, many investors were drawn toward U.S. Treasury securities, pushing interest rates to historically low levels. This development was among the prominent factors that helped drive municipal bond prices upward during the Funds’ fiscal year, as municipal bonds increasingly appealed to income-oriented investors seeking relatively high yields in an environment of low interest rates.

Municipal bond markets also benefited from a substantial easing of credit fears. Early in the fiscal year, municipal markets were weighed down by media reports of pending defaults; as this period progressed, however, these dire predictions were shown to be unwarranted.

A favorable supply-demand imbalance was a third source of support for municipal bond prices. Consider the supply-demand relationship as it played out over the course of calendar year 2011: On the supply side, the availability of municipal bonds was significantly lower than it was in 2010. According to Municipal Bond Buyer, issuance of tax-exempt debt was approximately $295 billion during 2011, almost one-third below the level of debt seen in the prior year. At the same time, demand for the municipal bond asset class was strengthening, due in part to increased attention from individual investors as well as hedge funds and other nontraditional institutional investors.

Generally speaking, the longer a bond’s maturity, the more likely it was to outperform during the Funds’ fiscal year. As a result, the municipal yield curve flattened during the period, indicating that yields on long-term bonds were falling faster than those of short-term bonds. The same was true of credit ratings; lower-rated bonds tended to outperform their higher-rated counterparts as investors generally became comfortable accepting slightly more credit risk in exchange for the potential for additional income.

Fund positioning

At the start of the fiscal year, the Funds’ portfolios were positioned somewhat less aggressively in lower-rated credits. At that time, we expected the 2010 conclusion of the Build America Bond program (which had been diverting supply away from the municipal bond market) to precipitate an increase in 2011 municipal bond supply, putting pressure on bond prices. We believed the Funds’ relatively conservative stance would more effectively accommodate this steadier stream of supply.

As the period progressed, this increase in bond supply failed to materialize, we believe, in part because state and municipal governments had become more reluctant to

(continues)       1

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

add to their debt burdens. The prevailing environment of reduced supply and strong investor demand led us to gradually increase each Fund’s allocation to securities at the lower end of the investment grade spectrum, and we generally maintained this stance throughout the rest of the fiscal year. (It’s important to note that these allocation changes took place primarily at the margins of each Fund’s portfolio. They did not represent a meaningful departure from each Fund’s long-standing risk-reward profile.)

Performance effects

Overall, the best-performing bonds within the Funds tended to have lower credit ratings and longer maturity dates, as was the performance trend in the broad municipal market.

On an individual security basis, the two best-performing bonds within Delaware Investments Colorado Municipal Income Fund, Inc. (the “Colorado Fund”) were revenue bonds issued by the Denver Convention Center Hotel Authority and the Public Authority for Colorado Energy, maturing in 2035 and 2038, respectively. The bonds were issued with coupon rates of 5.0% and 6.5%, respectively. Additionally, both bonds were rated medium grade by Standard & Poor’s. The Colorado Fund’s worst-performing bonds had maturity dates of 2016 and 2013. A bond issued by the Colorado Educational and Cultural Facilities Authority to fund a project at the University of Denver (maturing in 2016) generated a return of 5.27% while another bond issued by the Denver Convention Center Hotel Authority, with a 2013 maturity date, returned slightly less than 2.50% for the fiscal year. Both securities were removed from the Fund’s portfolio in the final months of the fiscal year.

Similar to the Colorado Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc. (the “Minnesota Fund”) benefited from holdings with longer maturity dates and lower credit qualities. Both of its best-performing securities were rated BBB (medium grade) by S&P and had maturity dates in the mid- to late 2030s. A bond issued by the Puerto Rico Commonwealth Infrastructure Fund, for example, generated a notable 34% return. The second best-performing bond, an unrated education bond issued by the University of the Virgin Islands, experienced a notable return of almost 31%. Both of these bonds were liquidated from the Fund’s portfolio in the late months of the fiscal year. Both of the poorest-performing bonds within the Minnesota Fund — a general obligation bond issued by Olmsted County (3.5% coupon, 2027 maturity) and a bond issued by the Western Minnesota Municipal Power Agency — were rated AAA by S&P. Both of these bonds were liquidated from the Fund’s portfolio in the late months of the fiscal year.

The top two contributors within Delaware Investments National Municipal Income Fund (the “National Fund”) were best characterized by their long maturity dates, as neither bond was rated by S&P. The top contributor was a student housing bond issued by the New Jersey Economic Development Authority to benefit Montclair State University. Its maturity date is 2042. The second best performing bond was issued by the California Statewide Communities Development Authority with a maturity date of 2046. The National Fund’s greatest detractor (declining 5.09%) was an airline bond issued by the New York City Industrial Development Agency to support the construction of a new American Airlines terminal at the John F. Kennedy International Airport. The second worst-performing bond was issued by the Puerto Rico Sales Tax Financing Corporation, and had an A+ (upper medium grade) rating by S&P. All four bond issues were removed from the Fund’s portfolio before the fiscal year came to a close.

Fund basics

Delaware Investments
Colorado Municipal Income Fund, Inc.

As of March 31, 2012

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with the preservation of capital.

Total Fund net assets
$73 million

Number of holdings
77

Fund start date
July 29, 1993

CUSIP number
246101109

Delaware Investments
Minnesota Municipal Income Fund II, Inc.

As of March 31, 2012

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.

Total Fund net assets
$172 million

Number of holdings
125

Fund start date
Feb. 26, 1993

CUSIP number
24610V103

Delaware Investments
National Municipal Income Fund

As of March 31, 2012

Fund objective
The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets
$63 million

Number of holdings
145

Fund start date
Feb. 26, 1993

CUSIP number
24610T108

Security type/Sector/State allocations

As of March 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments
Colorado Municipal Income Fund, Inc.

Percentage
Security type/Sector	of Net Assets
Municipal Bonds	138.63%
Corporate-Backed Revenue Bond	1.28%
Education Revenue Bonds	22.43%
Electric Revenue Bonds	5.93%
Healthcare Revenue Bonds	29.23%
Housing Revenue Bonds	2.51%
Lease Revenue Bonds	10.64%
Local General Obligation Bonds	17.75%
Pre-Refunded Bond	1.07%
Special Tax Revenue Bonds	33.83%
State & Territory General Obligation Bond	0.74%
Transportation Revenue Bonds	8.33%
Water & Sewer Revenue Bonds	4.89%
Total Value of Securities	138.63%
Liquidation Value of Preferred Stock	(41.32%)
Receivables and Other Assets Net of Liabilities	2.69%
Total Net Assets	100.00%

Delaware Investments
Minnesota Municipal Income Fund II, Inc.

Percentage
Security type/Sector	of Net Assets
Municipal Bonds	142.49%
Corporate-Backed Revenue Bonds	11.76%
Education Revenue Bonds	17.33%
Electric Revenue Bonds	5.94%
Healthcare Revenue Bonds	30.82%
Housing Revenue Bonds	8.40%
Lease Revenue Bonds	7.22%
Local General Obligation Bonds	12.04%
Pre-Refunded/Escrowed to Maturity Bonds	20.36%
Special Tax Revenue Bonds	12.93%
State & Territory General Obligation Bonds	11.84%
Transportation Revenue Bonds	2.21%
Water & Sewer Revenue Bonds	1.64%
Total Value of Securities	142.49%
Liquidation Value of Preferred Stock	(43.65%)
Receivables and Other Assets Net of Liabilities	1.16%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments
National Municipal Income Fund

Percentage
Security type/Sector	of Net Assets
Municipal Bonds	120.52%
Corporate-Backed Revenue Bonds	15.13%
Education Revenue Bonds	16.19%
Electric Revenue Bonds	2.21%
Healthcare Revenue Bonds	18.75%
Housing Revenue Bonds	2.59%
Lease Revenue Bonds	12.39%
Local General Obligation Bonds	3.85%
Pre-Refunded Bonds	3.65%
Special Tax Revenue Bonds	16.78%
State & Territory General Obligation Bonds	7.74%
Transportation Revenue Bonds	15.40%
Water & Sewer Revenue Bonds	5.84%
Short-Term Investments	36.54%
Total Value of Securities	157.06%
Liquidation Value of Preferred Stock	(47.25%)
Liabilities Net of Receivables and Other Assets	(9.81%)
Total Net Assets	100.00%

State	(as a % of fixed income investments)
Alaska	0.32%
Arizona	16.25%
California	9.85%
Colorado	0.53%
Delaware	0.51%
Florida	1.98%
Georgia	1.50%
Hawaii	0.31%
Idaho	1.05%
Illinois	1.06%
Kansas	0.17%
Louisiana	1.66%
Maine	0.33%
Maryland	6.16%
Massachusetts	1.37%
Minnesota	1.20%
Mississippi	5.02%
Missouri	1.08%
New Hampshire	0.34%
New Jersey	1.63%
New Mexico	0.53%
New York	18.62%
Ohio	1.62%
Oregon	1.39%
Pennsylvania	12.44%
Puerto Rico	5.00%
Texas	5.24%
Virginia	1.75%
Washington D.C.	0.26%
West Virginia	0.56%
Wyoming	0.27%
Total	100.00%

Statements of net assets

Delaware Investments Colorado Municipal Income Fund, Inc.
March 31, 2012

	Principal
	Amount	Value
Municipal Bonds – 138.63%
Corporate-Backed Revenue Bond – 1.28%
Public Authority for Colorado Energy
Natural Gas Revenue
Series 2008 6.50% 11/15/38	$750,000	$932,408
		932,408
Education Revenue Bonds – 22.43%
Colorado Educational & Cultural
Facilities Authority Revenue
(Academy Charter School Project)
5.50% 5/1/36 (SGI)	1,720,000	1,737,940
(Bromley Charter School Project)
5.25% 9/15/32 (SGI)	3,245,000	3,287,347
(Johnson & Wales University Project)
Series A 5.00% 4/1/28 (SGI)	3,000,000	3,000,720
(Littleton Charter School Project)
4.375% 1/15/36 (ASSURED GTY)	1,200,000	1,064,916
(Student Housing - Campus Village
Apartments) 5.00% 6/1/23	1,065,000	1,155,908
Colorado State Board of Governors
Revenue (University
Enterprise System)
Series A 5.00% 3/1/39	700,000	753,095
University of Colorado 5.00% 6/1/31	3,185,000	3,625,103
University of Colorado Enterprise
Systems Revenue
Series A 5.375% 6/1/38	750,000	851,423
Western State College 5.00% 5/15/34	750,000	809,325
		16,285,777
Electric Revenue Bonds – 5.93%
Colorado Springs Utilities System
Improvement Revenue
Series C 5.50% 11/15/48	750,000	830,453
Platte River Power Authority Revenue
Series HH 5.00% 6/1/28	1,500,000	1,693,724
Puerto Rico Electric Power
Authority Revenue
Series TT 5.00% 7/1/37	685,000	691,083
Series WW 5.50% 7/1/38	300,000	314,421
Series XX 5.25% 7/1/40	750,000	776,595
		4,306,276
Healthcare Revenue Bonds – 29.23%
Aurora Hospital Revenue (Children’s
Hospital Association Project)
Series A 5.00% 12/1/40	2,000,000	2,107,440
Colorado Health Facilities
Authority Revenue
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	750,000	783,075
Series A 5.00% 2/1/41	2,400,000	2,521,391
Series A 5.25% 2/1/33	1,625,000	1,799,720
Series C-1 5.10% 10/1/41 (AGM)	1,000,000	1,042,640
Series D 6.125% 10/1/28	750,000	867,150
(Christian Living Communities Project)
6.375% 1/1/41	615,000	642,712
Series A 5.75% 1/1/37	885,000	885,637
(Evangelical Lutheran Good
Samaritan Society)
5.25% 6/1/23	1,000,000	1,045,320
Series A 6.125% 6/1/38	750,000	770,888
(National Jewish Health Project)
5.00% 1/1/27	500,000	513,760
(Sisters of Charity of Leavenworth
Health System) 5.00% 1/1/40	4,750,000	4,949,452
(Total Long-Term Care)
Series A 6.00% 11/15/30	400,000	436,352
Colorado Springs Hospital Revenue
6.25% 12/15/33	750,000	827,183
Denver Health & Hospital Authority
Revenue (Recovery Zone Facilities)
5.625% 12/1/40	750,000	785,010
University of Colorado Hospital
Authority Revenue Series A
5.00% 11/15/37	500,000	510,330
6.00% 11/15/29	650,000	735,820
		21,223,880
Housing Revenue Bonds – 2.51%
Colorado Housing & Finance Authority
(Single Family Mortgage - Class 1)
Series A 5.50% 11/1/29
(FHA) (VA) (HUD)	400,000	415,272
Puerto Rico Housing Finance
Authority Subordinated-Capital
Fund Modernization
5.125% 12/1/27	1,000,000	1,068,670
5.50% 12/1/18	300,000	341,691
		1,825,633
Lease Revenue Bonds – 10.64%
Aurora Certificates of Participation
Refunding Series A 5.00% 12/1/30	630,000	686,637
Colorado State Building Excellent
Schools Today Certificates
of Participation
Series G 5.00% 3/15/32	2,000,000	2,189,500
Glendale Certificates of Participation
5.00% 12/1/25 (SGI)	1,500,000	1,593,960
Pueblo County Certificates of
Participation (County Judicial
Complex Project)
5.00% 9/15/42 (AGM)	2,000,000	2,152,700

	Principal
	Amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
• Puerto Rico Public Buildings
Authority Revenue (Guaranteed
Government Facilities)
Series M-2 5.50% 7/1/35 (AMBAC)	$550,000	$599,302
Regional Transportation District
Certificates of Participation
Series A 5.375% 6/1/31	460,000	505,531
		7,727,630
Local General Obligation Bonds – 17.75%
Arapahoe County School District #1
Englewood 5.00% 12/1/31	2,935,000	3,375,221
Arapahoe County Water & Wastewater
Public Improvement District
Series A 5.125% 12/1/32 (NATL-RE)	635,000	642,264
Boulder, Larimer & Weld Counties
St. Vrain Valley School District
No. Re-1J 5.00% 12/15/33	750,000	831,600
Bowles Metropolitan District
5.00% 12/1/33 (AGM)	2,000,000	2,034,960
Denver City & County (Better Denver
& Zoo) Series A 5.00% 8/1/25	1,150,000	1,344,764
Denver City & County School
District #1 4.00% 12/1/28	500,000	528,970
Denver International Business
Center Metropolitan District #1
5.00% 12/1/30	650,000	660,699
Ignacio School District 11JT
5.00% 12/1/28	210,000	241,498
5.00% 12/1/29	410,000	468,560
5.00% 12/1/31	415,000	470,589
Jefferson County School District #R-1
5.25% 12/15/24	750,000	952,418
Rangely Hospital District
6.00% 11/1/26	750,000	838,515
Sand Creek Metropolitan District
Refunding & Improvement
5.00% 12/1/31 (SGI)	500,000	495,945
		12,886,003
§Pre-Refunded Bond – 1.07%
Adams & Arapahoe Counties Joint
School District #28J (Aurora)
6.00% 12/1/28-18	600,000	777,450
		777,450
Special Tax Revenue Bonds – 33.83%
Denver Convention Center Hotel
Authority Revenue Refunding
5.00% 12/1/35 (SGI)	2,330,000	2,260,636
Guam Government Business Privilege
Tax Revenue Series A
5.125% 1/1/42	435,000	467,442
5.25% 1/1/36	565,000	620,336
Puerto Rico Infrastructure Financing
Authority Special Tax Revenue
Series B 5.00% 7/1/41	2,475,000	2,500,319
Puerto Rico Sales Tax Financing
Revenue First Subordinate
Series A 5.50% 8/1/37	700,000	752,206
Series A 5.50% 8/1/42	1,000,000	1,073,210
Series A 5.75% 8/1/37	590,000	651,301
Series A-1 5.00% 8/1/43	2,000,000	2,099,540
Series C 5.00% 8/1/40	1,000,000	1,063,190
Series C 5.00% 8/1/46	750,000	788,445
Series C 6.00% 8/1/39	500,000	570,455
Regional Transportation District
Revenue (FasTracks Project) Series A
4.375% 11/1/31 (AMBAC)	1,250,000	1,287,650
4.50% 11/1/36 (AGM)	3,000,000	3,084,180
5.00% 11/1/28 (AMBAC)	2,500,000	2,850,000
5.00% 11/1/38	4,085,000	4,499,301
		24,568,211
State & Territory General Obligation Bond – 0.74%
Puerto Rico Commonwealth
(Public Improvement)
Series C 6.00% 7/1/39	505,000	534,573
		534,573
Transportation Revenue Bonds – 8.33%
Denver City & County Airport System
Revenue Series A 5.25% 11/15/36	750,000	822,675
E-470 Public Highway Authority
Revenue Series C 5.25% 9/1/25	310,000	325,469
Puerto Rico Highway & Transportation
Authority Revenue
Series K 5.00% 7/1/30	2,580,000	2,582,477
Regional Transportation District
Revenue (Denver Transit Partners)
6.00% 1/15/41	2,175,000	2,314,896
		6,045,517
Water & Sewer Revenue Bonds – 4.89%
Colorado Water Resources & Power
Development Authority Revenue
(Parker Water & Sanitation District)
Series D 5.125% 9/1/34 (NATL-RE)	1,500,000	1,521,030
5.25% 9/1/43 (NATL-RE)	2,000,000	2,025,940
		3,546,970
Total Municipal Bonds
(cost $96,041,143)		100,660,328

(continues)       7

Statements of net assets

Delaware Investments Colorado Municipal Income Fund, Inc.

Value

Total Value of Securities – 138.63%
(cost $96,041,143)	$100,660,328
†Liquidation Value of Preferred
Stock – (41.32%)	(30,000,000)
Receivables and Other Assets
Net of Liabilities – 2.69%	1,953,061
Net Assets Applicable to 4,837,100
Shares Outstanding; Equivalent to
$15.01 Per Share – 100.00%	$72,613,389

Components of Net Assets at March 31, 2012:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund	$66,918,121
Undistributed net investment income	598,215
Accumulated net realized gain on investments	477,868
Net unrealized appreciation of investments	4,619,185
Total net assets	$72,613,389

•	Variable rate security. The rate shown is the rate as of March 31, 2012. Interest rates reset periodically.
§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”
†	See Note 6 in “Notes to financial statements.”

Summary of Abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by AMBAC Assurance Corporation
ASSURED GTY — Insured by Assured Guaranty Corporation
FHA — Federal Housing Administration
HUD — Housing & Urban Development Section 8
NATL-RE — Insured by National Public Finance Guarantee Corporation
SGI — Insured by Syncora Guarantee Inc.
VA — Veterans Administration collateral

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments Minnesota Municipal Income Fund II, Inc.
March 31, 2012

	Principal
	Amount	Value
Municipal Bonds – 142.49%
Corporate-Backed Revenue Bonds – 11.76%
Cloquet Pollution Control Revenue
(Potlatch Project) 5.90% 10/1/26	$5,500,000	$5,514,135
Laurentian Energy Authority
Cogeneration Revenue
Series A 5.00% 12/1/21	3,325,000	3,459,131
Sartell Environmental Improvement
Revenue (International Paper)
Series A 5.20% 6/1/27	1,000,000	1,014,210
Tobacco Securitization Authority
Revenue (Tobacco Settlement)
Series B 5.25% 3/1/26	2,000,000	2,199,020
5.25% 3/1/31	7,400,000	8,021,674
		20,208,170
Education Revenue Bonds – 17.33%
Minnesota Higher Education Facilities
Authority Revenue
(Augsburg College)
Series 6-J1 5.00% 5/1/28	1,500,000	1,531,515
(Carleton College)
Series D 5.00% 3/1/30	1,120,000	1,246,784
Series 6-T 5.00% 1/1/28	1,000,000	1,104,630
(College of St. Benedict)
Series 5-W 5.00% 3/1/20	2,000,000	2,034,500
Series 7-M 5.00% 3/1/31	300,000	311,814
5.125% 3/1/36	275,000	283,286
(St. Mary’s University)
Series 5-U 4.80% 10/1/23	1,400,000	1,425,816
(St. Scholastic College)
Series H 5.25% 12/1/35	1,000,000	1,051,770
(University of St. Thomas)
Series 6-X 5.00% 4/1/29	2,250,000	2,399,940
Series 7-A 5.00% 10/1/39	1,000,000	1,083,470
St. Paul Housing & Redevelopment
Authority Charter School
Lease Revenue
(Nova Classical Academy)
Series A 6.375% 9/1/31	750,000	784,515
University of Minnesota
Series A 5.00% 12/1/27	1,110,000	1,316,194
5.00% 12/1/28	1,880,000	2,215,091
5.00% 12/1/31	1,000,000	1,163,560
5.00% 12/1/36	3,000,000	3,415,140
5.25% 4/1/29	1,000,000	1,149,670
Series C 5.00% 12/1/19	1,290,000	1,582,714
University of Minnesota Special
Purpose Revenue (State
Supported Biomed Science)
5.00% 8/1/35	1,040,000	1,163,469
Series B 5.00% 8/1/36	4,000,000	4,516,639
		29,780,517
Electric Revenue Bonds – 5.94%
Chaska Electric Revenue
(Generating Facilities)
Series A 5.25% 10/1/25	250,000	267,498
Minnesota Municipal Power Agency
Electric Revenue Series A
5.00% 10/1/34	1,900,000	2,050,898
5.25% 10/1/19	1,610,000	1,733,954
Southern Minnesota Municipal
Power Agency Supply Revenue
Series A 5.25% 1/1/30	1,000,000	1,103,430
Western Minnesota Municipal
Power Agency Supply Revenue
Series A 5.00% 1/1/30 (NATL-RE)	5,000,000	5,052,549
		10,208,329
Healthcare Revenue Bonds – 30.82%
Anoka Health Care Facility
Revenue (Homestead
Anoka Income Project)
Series A 7.00% 11/1/46	1,200,000	1,240,032
Center City Health Care
Facilities Revenue (Hazelden
Foundation Project)
4.75% 11/1/31	850,000	881,467
5.00% 11/1/41	1,600,000	1,675,472
Fergus Falls Health Care Facilities
Revenue (Lake Region Healthcare)
5.00% 8/1/30	1,000,000	1,020,810
Glencoe Health Care Facilities
Revenue (Glencoe Regional
Health Services Project)
5.00% 4/1/25	2,000,000	2,029,480
Maple Grove Health Care System
Revenue (Maple Grove Hospital)
5.25% 5/1/37	1,100,000	1,127,291
Minneapolis & St. Paul Housing &
Redevelopment Authority Health
Care Facilities (Children’s Hospital)
Series A1 5.00% 8/15/34 (AGM)	500,000	531,055
Minneapolis Health Care System
Revenue (Fairview Health Services)
Series A 6.625% 11/15/28	600,000	696,324
Series B 6.50% 11/15/38
(ASSURED GTY)	1,295,000	1,510,799
Series D 5.00% 11/15/34
(AMBAC)	2,000,000	2,042,060
Minneapolis Revenue (National
Marrow Donor Program Project)
4.875% 8/1/25	1,000,000	1,011,950

(continues)       9

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

	Principal
	Amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Minnesota Agricultural & Economic
Development Board Revenue
Un-Refunded Balance Series A
5.75% 11/15/26 (NATL-RE)	$100,000	$100,119
6.375% 11/15/29	195,000	195,322
Rochester Health Care & Housing
Revenue (Samaritan Bethany)
Series A 7.375% 12/1/41	1,220,000	1,319,284
Rochester Health Care Facilities
Revenue (Mayo Clinic)
4.00% 11/15/41	3,500,000	3,419,570
• Series C 4.50% 11/15/38	4,150,000	4,817,112
Shakopee Health Care Facilities
Revenue (St. Francis Regional
Medical Center) 5.25% 9/1/34	1,560,000	1,579,516
St. Cloud Health Care Revenue
(Centracare Health System Project)
5.50% 5/1/39 (ASSURED GTY)	1,500,000	1,621,440
Series A 5.125% 5/1/30	4,425,000	4,754,794
St. Louis Park Health Care
Facilities Revenue
(Park Nicollet Health Services)
5.75% 7/1/39	3,000,000	3,279,090
Series C 5.50% 7/1/23	1,000,000	1,104,300
St. Paul Housing & Redevelopment
Authority Health Care Revenue
(Allina Health System)
Series A 5.00% 11/15/18 (NATL-RE)	1,380,000	1,612,061
Series A-1 5.25% 11/15/29	1,395,000	1,518,597
(Franciscan Health Elderly Project)
5.40% 11/20/42 (GNMA) (FHA)	2,700,000	2,712,933
(Health East Project)
6.00% 11/15/30	2,775,000	2,818,928
6.00% 11/15/35	2,000,000	2,018,600
(Health Partners Obligation Group
Project) 5.25% 5/15/36	2,000,000	2,041,380
(Regions Hospital Project)
5.30% 5/15/28	1,000,000	1,000,620
(Senior Carondelet Village Project)
Series A 6.00% 8/1/42	770,000	797,050
Washington County Housing &
Redevelopment Authority
Revenue (Birchwood & Woodbury
Projects) Series A 5.625% 6/1/37	1,500,000	1,452,810
Winona Health Care Facilities
Revenue (Winona Health
Obligated Group) 5.00% 7/1/23	1,010,000	1,032,372
		52,962,638
Housing Revenue Bonds – 8.40%
Chanhassen Multifamily Housing
Revenue (Heritage Park
Apartments Project)
6.20% 7/1/30 (FHA) (HUD) (AMT)	1,105,000	1,106,403
Minneapolis Multifamily
Housing Revenue
• (Gaar Scott Loft Project)
5.95% 5/1/30 (AMT)
(LOC-U.S. Bank N.A.)	860,000	861,789
(Olson Townhomes Project)
6.00% 12/1/19 (AMT)	655,000	655,000
(Seward Towers Project)
5.00% 5/20/36 (GNMA)	2,000,000	2,047,679
(Sumner Housing Project) Series A
5.15% 2/20/45 (GNMA) (AMT)	2,000,000	2,016,820
Minnesota State Housing Finance
Agency Revenue (Mortgage
Backed Securities Program)
4.40% 7/1/32 (GNMA)
(FNMA) (FHLMC)	1,500,000	1,506,480
(Rental Housing)
Series A 5.00% 2/1/35 (AMT)	1,000,000	1,005,640
Series D 5.95% 2/1/18 (NATL-RE)	90,000	90,400
(Residential Housing)
Series B-1 5.35% 1/1/33 (AMT)	1,240,000	1,240,682
• Series D 4.75% 7/1/32 (AMT)	985,000	993,806
Series I 5.15% 7/1/38 (AMT)	675,000	685,172
Series L 5.10% 7/1/38 (AMT)	1,445,000	1,468,944
Washington County Housing &
Redevelopment Authority
Revenue (Woodland Park
Apartments Project)
4.70% 10/1/32	750,000	752,993
		14,431,808
Lease Revenue Bonds – 7.22%
Andover Economic Development
Authority Public Facilities
Lease Revenue (Andover
Community Center)
5.125% 2/1/24	205,000	219,674
5.20% 2/1/29	410,000	439,905
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
5.00% 12/1/22	2,385,000	2,454,928
5.25% 12/1/27	2,800,000	2,838,444
(Robert Street Office Building Project)
Series 3-11 5.00% 12/1/27	2,000,000	2,086,200
University of Minnesota
Series A 5.00% 12/1/29	2,265,000	2,656,188
Virginia Housing & Redevelopment
Authority Health Care Facility
Lease Revenue
5.25% 10/1/25	680,000	698,952
5.375% 10/1/30	965,000	1,002,693
		12,396,984

	Principal
	Amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds – 12.04%
City of Willmar (Rice Memorial
Hospital Project)
Series A 4.00% 2/1/32	$2,940,000	$3,049,662
County of Olmsted
Series A 3.50% 2/1/27	1,290,000	1,360,769
Dakota County Community
Development Agency
(Senior Housing Facilities)
Series A 5.00% 1/1/23	1,100,000	1,167,991
Hopkins Independent School
District #270 Series A 5.00% 2/1/28	1,000,000	1,165,590
Minneapolis Special School
District #1 5.00% 2/1/19 (AGM)	1,175,000	1,214,739
Morris Independent School
District #769 5.00% 2/1/28
(NATL-RE)	3,750,000	3,883,274
Rocori Independent School District #750
(School Building) Series B
5.00% 2/1/22	1,010,000	1,180,589
5.00% 2/1/24	1,075,000	1,234,874
5.00% 2/1/25	1,115,000	1,272,717
5.00% 2/1/26	1,155,000	1,310,821
Washington County Housing &
Redevelopment Authority Series B
5.50% 2/1/22 (NATL-RE)	1,705,000	1,710,746
5.50% 2/1/32 (NATL-RE)	2,140,000	2,143,146
		20,694,918
§Pre-Refunded/Escrowed to Maturity Bonds – 20.36%
Bemidji Health Care Facilities
Revenue (North Country
Health Services)
5.00% 9/1/24-12 (RADIAN)	1,500,000	1,504,815
Dakota-Washington Counties
Housing & Redevelopment
Authority Revenue
(Bloomington Single Family
Residential Mortgage)
Series B 8.375% 9/1/21
(GNMA) (FHA) (VA) (AMT)	7,055,000	10,241,108
Minneapolis-St. Paul Metropolitan
Airports Commission Revenue
Series A 5.00% 1/1/22-13 (NATL-RE)	600,000	621,534
Southern Minnesota Municipal
Power Agency Supply
Revenue Refunding
Series A 5.75% 1/1/18-13	3,715,000	4,000,758
St. Paul Housing & Redevelopment
Authority Sales Tax
(Civic Center Project)
5.55% 11/1/23	2,300,000	2,599,736
5.55% 11/1/23 (NATL-RE) (IBC)	4,200,000	4,747,344
University of Minnesota Hospital &
Clinics 6.75% 12/1/16	2,580,000	3,124,922
University of Minnesota Series A
5.50% 7/1/21	4,000,000	5,020,600
5.75% 7/1/18	2,500,000	3,125,900
		34,986,717
Special Tax Revenue Bonds – 12.93%
Guam Government Business
Privilege Tax Revenue
Series A 5.25% 1/1/36	1,360,000	1,493,198
Hennepin County Sales Tax Revenue
(Second Lien-Ballpark Project)
Series B 4.75% 12/15/27	1,905,000	2,087,518
Minneapolis Community Planning
& Economic Development
Department (Limited Tax
Supported Common Bond Fund)
6.25% 12/1/30	1,000,000	1,144,090
Series 1 5.50% 12/1/24 (AMT)	1,000,000	1,040,620
Series 1 6.75% 12/1/25 (AMT)	865,000	868,270
Series 5 5.70% 12/1/27	375,000	376,939
Minnesota Public Safety Radio
5.00% 6/1/23	2,845,000	3,301,395
Puerto Rico Sales Tax
Financing Revenue
Series C 5.00% 8/1/46	4,600,000	4,835,795
^ (Capital Appreciation) Series A
5.73% 8/1/44 (NATL-RE)	8,485,000	1,377,116
5.82% 8/1/45 (NATL-RE)	8,690,000	1,329,396
First Subordinate
Series A-1 5.00% 8/1/43	2,000,000	2,099,540
Series A 5.75% 8/1/37	1,200,000	1,324,680
St. Paul Port Authority
(Brownsfields Redevelopment Tax)
Series 2 5.00% 3/1/37	895,000	938,041
		22,216,598
State & Territory General Obligation Bonds – 11.84%
Minnesota State Refunding
(State Various Purpose)
Series D 5.00% 8/1/24	2,700,000	3,234,195
Minnesota State (State Trunk Highway)
Series B
5.00% 8/1/21	1,000,000	1,231,080
5.00% 10/1/22	8,000,000	9,942,400
5.00% 10/1/29	3,715,000	4,370,735
Puerto Rico Commonwealth
Public Improvement
Series A 5.75% 7/1/41	1,500,000	1,565,670
		20,344,080

(continues)       11

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

	Principal
	Amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds – 2.21%
Minneapolis - St. Paul Metropolitan
Airports Commission
Revenue Series A
5.00% 1/1/28 (NATL-RE)	$1,335,000	$1,345,960
5.00% 1/1/35 (AMBAC)	2,000,000	2,050,220
St. Paul Port Authority Revenue
(Amherst H. Wilder Foundation)
Series 3 5.00% 12/1/36	380,000	407,444
		3,803,624
Water & Sewer Revenue Bonds – 1.64%
Minnesota Public Facilities Authority
Revolving Fund Revenue
Series A 5.00% 3/1/22	1,000,000	1,258,340
St. Paul Sewer Revenue
Series D 5.00% 12/1/21	1,325,000	1,550,237
		2,808,577

Total Municipal Bonds
(cost $232,295,657)		244,842,960

Total Value of Securities – 142.49%
(cost $232,295,657)		244,842,960
†Liquidation Value of Preferred
Stock – (43.65%)		(75,000,000)
Receivables and Other Assets
Net of Liabilities – 1.16%		1,991,603
Net Assets Applicable to 11,504,975
Shares Outstanding; Equivalent to
$14.94 Per Share – 100.00%		$171,834,563

Components of Net Assets at March 31, 2012:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund		$157,931,075
Undistributed net investment income		1,504,205
Accumulated net realized loss on investments		(148,020)
Net unrealized appreciation of investments		12,547,303
Total net assets		$171,834,563

•	Variable rate security. The rate shown is the rate as of March 31, 2012. Interest rates reset periodically.
§

Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”

^	Zero coupon security. The rate shown is the yield at the time of purchase.
†	See Note 6 in “Notes to financial statements.”

Summary of Abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by Assured Guaranty Corporation
FHA — Federal Housing Administration
FHLMC — Federal Home Loan Mortgage Corporation collateral
FNMA — Federal National Mortgage Association collateral
GNMA — Government National Mortgage Association collateral
HUD — Housing & Urban Development Section 8
IBC — Insured Bond Certificate
LOC — Letter of Credit
NATL-RE — Insured by National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance
VA — Veterans Administration collateral

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments National Municipal Income Fund
March 31, 2012

	Principal
	Amount	Value
Municipal Bonds – 120.52%
Corporate-Backed Revenue Bonds – 15.13%
Apache County, Arizona Industrial
Development Authority Pollution
Control Revenue (Tucson Electric
Power) Series A 4.50% 3/1/30	$750,000	$753,254
Buckeye, Ohio Tobacco Settlement
Financing Authority Asset-Backed
Senior Turbo Series A-2
5.875% 6/1/47	480,000	361,843
6.50% 6/1/47	430,000	355,705
Delaware State Economic
Development Authority Exempt
Facilities (Indian River Power)
5.375% 10/1/45	500,000	511,990
Golden State, California Tobacco
Securitization Corporate Settlement
Revenue (Asset-Backed Senior
Notes) Series A-1
5.125% 6/1/47	370,000	256,218
5.75% 6/1/47	1,615,000	1,240,739
Harris County, Texas Industrial
Development Solid Waste Disposal
Revenue (Deer Park Refining
Project) 5.00% 2/1/23	150,000	160,541
Illinois Railsplitter Tobacco Settlement
Authority 6.25% 6/1/24	500,000	559,575
Louisiana Local Government
Environmental Facilities &
Community Development
Authority (Westlake Chemical)
Series A 6.50% 8/1/29	645,000	731,875
Series A-1 6.50% 11/1/35	255,000	285,388
Maryland Economic Development
Port Facilities Revenue
(CNX Marine Terminals)
5.75% 9/1/25	260,000	270,608
• Navajo County, Arizona Pollution
Control Revenue
Series D 5.75% 6/1/34	500,000	565,425
New Jersey Tobacco Settlement
Financing Series 1A 5.00% 6/1/41	500,000	381,305
New York Liberty Development
Revenue (Goldman Sachs
Headquarters) 5.25% 10/1/35	500,000	544,495
Ohio State Air Quality Development
Authority Revenue (First Energy
Generation) Series A 5.70% 8/1/20	260,000	295,994
Pennsylvania Economic Development
Financing Authority Exempt
Facilities Revenue (Allegheny
Energy Supply) 7.00% 7/15/39	345,000	397,154
Pima County, Arizona Industrial
Development Authority Pollution
Control Revenue (Tucson Electric
Power San Juan) 5.75% 9/1/29	250,000	265,053
Salt Verde Financial, Arizona
Gas Revenue Senior Note
5.00% 12/1/37	400,000	397,712
St. John the Baptist Parish, Louisiana
(Marathon Oil)
Series A 5.125% 6/1/37	500,000	517,150
Suffolk County, New York Tobacco
Asset Securitization
Series B 5.00% 6/1/32	750,000	752,618
		9,604,642
Education Revenue Bonds – 16.19%
Arizona Board of Regents System
Revenue (University of Arizona)
Series A 5.00% 6/1/39	500,000	539,110
Bowling Green, Ohio Student Housing
Revenue (CFP I State University
Project) 6.00% 6/1/45	270,000	276,980
California State Educational Facilities
Authority Revenue (Chapman
University) 5.00% 4/1/31	725,000	775,118
California Statewide Communities
Development Authority School
Facility Revenue (Aspire Public
Schools) 6.125% 7/1/46	625,000	649,219
California Statewide Communities
Development Authority Student
Housing Revenue (Irvine, LLC - UCI
East Campus) 6.00% 5/15/23	470,000	518,180
Marietta, Georgia Development
Authority Revenue (Life University
Project) 7.00% 6/15/39	430,000	437,714
Maryland State Economic Development
Student Housing Revenue
(University of Maryland College
Park Projects) 5.75% 6/1/33	370,000	397,432
Massachusetts State Health &
Educational Facilities Authority
Revenue (Harvard University)
Series A 5.00% 12/15/29	600,000	695,208
Missouri State Health & Educational
Facilities Authority Revenue
(Washington University)
Series B 5.00% 11/15/30	600,000	705,966
Monroe County, New York Industrial
Development Revenue (Nazareth
College Rochester Project)
5.50% 10/1/41	500,000	539,320
Montgomery County, Pennsylvania
Higher Education & Health
Authority Revenue (Arcadia
University) 5.25% 4/1/30	550,000	579,167
New Jersey Economic Development
Authority Revenue (MSU Student
Housing Project) 5.875% 6/1/42	735,000	792,976

(continues)      13

Statements of net assets

Delaware Investments National Municipal Income Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
New York City, New York Trust for
Cultural Resources (Whitney
Museum of American Art)
5.00% 7/1/31	$500,000	$539,845
New York State Dormitory Authority
(Columbia University)
5.00% 10/1/41	600,000	676,644
# Oregon State Facilities Authority
Revenue (Concordia University
Project) 144A
Series A 6.125% 9/1/30	135,000	142,011
Pennsylvania State Higher Educational
Facilities Authority Student
Housing Revenue
(Edinboro University Foundation)
5.80% 7/1/30	400,000	424,164
(University Properties – East
Stroudsburg University)
5.25% 7/1/19	510,000	543,808
Private Colleges & Universities
Authority Revenue (Mercer
University Project) Series A
5.00% 10/1/32	135,000	136,322
Troy, New York Capital Resource
Revenue (Rensselaer Polytechnic)
Series A 5.125% 9/1/40	600,000	640,530
Wyoming Community Development
Authority Student Housing
Revenue (CHF-Wyoming LLC)
6.50% 7/1/43	250,000	266,980
		10,276,694
Electric Revenue Bonds – 2.21%
Puerto Rico Electric Power
Authority Revenue
Series WW 5.50% 7/1/38	200,000	209,614
Series XX 5.25% 7/1/40	805,000	833,545
Series ZZ 5.25% 7/1/26	330,000	358,126
		1,401,285
Healthcare Revenue Bonds – 18.75%
Arizona Health Facilities Authority
Revenue (Catholic Healthcare
West) Series D 5.00% 7/1/28	500,000	531,340
Brevard County, Florida Health
Facilities Authority Revenue
(Health First Project) 7.00% 4/1/39	90,000	104,648
Butler County, Pennsylvania Hospital
Authority Revenue (Butler Health
System Project) 7.125% 7/1/29	300,000	350,568
California State Health Facilities
Financing Authority Revenue
(Lucile Packard Childrens Hospital)
Series A 5.00% 8/15/51	1,185,000	1,252,261
Glendale, Arizona Industrial
Development Authority Hospital
Revenue (John C. Lincoln Health)
5.00% 12/1/42	1,000,000	973,170
Hawaii Pacific Health Special Purpose
Revenue Series A 5.50% 7/1/40	300,000	313,005
Illinois Finance Authority Revenue
(Silver Cross & Medical Centers)
7.00% 8/15/44	450,000	497,318
Koyukuk, Alaska Revenue (Tanana
Chiefs Conference Health Care
Facility Project) 7.75% 10/1/41	300,000	315,456
Louisiana Public Facilities Authority
Revenue (Ochsner Clinic
Foundation Project)
6.50% 5/15/37	105,000	119,012
Lycoming County, Pennsylvania
Authority Health System Revenue
(Susquehanna Health System
Project) Series A 5.50% 7/1/28	500,000	529,500
Maine Health & Higher Educational
Facilities Authority Revenue
(Maine General Medical Center)
6.75% 7/1/41	300,000	326,424
Maricopa County, Arizona Industrial
Development Authority Health
Facilities Revenue (Catholic
Healthcare West)
Series A 6.00% 7/1/39	500,000	558,215
Massachusetts State Health &
Education Facilities Authority
Revenue (Caregroup)
Series E-2 5.375% 7/1/19	360,000	418,874
Monroe County, Pennsylvania
Hospital Authority Revenue
(Pocono Medical Center)
Series A 5.00% 1/1/41	500,000	509,825
Montgomery County, Pennsylvania
Industrial Development Authority
Revenue (Mtg-Whitemarsh
Continuing Care) 6.25% 2/1/35	675,000	633,670
New Hampshire Health & Education
Facilities Authority Revenue
(Dartmouth-Hitchcock Medical
Center) 6.00% 8/1/38	300,000	342,408
New Jersey Health Care Facilities
Financing Authority Revenue
Refunding (St. Peters University
Hospital) 6.25% 7/1/35	300,000	333,471
New Mexico State Hospital
Equipment Loan Council Revenue
(Presbyterian Healthcare)
5.00% 8/1/39	500,000	527,100
Ohio State Hospital Facilities Revenue
Refunding (Cleveland Clinic
Health) Series A 5.50% 1/1/39	300,000	326,658

	Principal
	Amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Philadelphia, Pennsylvania Hospitals
& Higher Education Facilities
Authority Revenue (Temple
University Health System)
Series A 5.50% 7/1/30	$300,000	$303,447
University Medical Center, Tucson,
Arizona Hospital Revenue
6.50% 7/1/39	500,000	564,390
West Virginia Hospital Finance
Authority (Highland Hospital
Obligation Group)
9.125% 10/1/41	500,000	561,785
Yavapai County, Arizona Industrial
Development Authority Revenue
(Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	1,500,000	1,515,030
		11,907,575
Housing Revenue Bonds – 2.59%
California Municipal Finance
Authority Mobile Home Park
Revenue (Caritas Projects) Series A
5.50% 8/15/47	750,000	754,665
6.40% 8/15/45	435,000	463,901
Florida Housing Finance Homeowner
Mortgage Revenue Series 2
5.90% 7/1/29 (NATL-RE) (AMT)	225,000	227,619
Puerto Rico Housing Finance
Authority (Subordinated-Capital
Fund Modernization)
5.50% 12/1/18	175,000	199,320
		1,645,505
Lease Revenue Bonds – 12.39%
California State Public Works Board
Lease Revenue (Various Capital
Projects) Series A 5.00% 4/1/37	1,000,000	1,016,930
Capital Area, Austin, Texas Cultural
Education Facilities Finance
Revenue (Roman Catholic Diocese)
Series B 6.125% 4/1/45	105,000	112,214
Hudson Yards, New York
Infrastructure Revenue
Series A 5.75% 2/15/47	1,100,000	1,232,528
Idaho State Building Authority
Revenue (Health & Welfare Project)
Series A 5.00% 9/1/24	135,000	158,000
(State Police) Series I 5.00% 9/1/23	760,000	890,614
New Jersey Economic Development
Authority (School Facilities
Construction) Series EE
5.00% 9/1/18	100,000	118,265
New York Liberty Development
Revenue (4 World Trade Center)
5.75% 11/15/51	1,970,000	2,215,422
(7 World Trade Center)
Class 1 5.00% 9/15/40	360,000	393,815
Class 2 5.00% 9/15/43	640,000	675,174
Pima County, Arizona Industrial
Development Authority Metro
Police Facility Revenue
(Nevada Project) Series A
5.25% 7/1/31	500,000	523,740
5.375% 7/1/39	500,000	529,795
		7,866,497
Local General Obligation Bonds – 3.85%
Gila County, Arizona Unified School
District #10 (Payson School
Improvement Project of 2006)
Series A 5.25% 7/1/27 (AMBAC)	500,000	544,505
Maricopa County, Arizona School
District #6 (Washington)
Refunding Series A
5.375% 7/1/13 (AGM)	1,250,000	1,327,387
New York City, New York
Series A-1 5.25% 8/15/21	250,000	294,223
Series I-1 5.375% 4/1/36	250,000	281,450
		2,447,565
§Pre-Refunded Bonds – 3.65%
Salt River Project, Arizona Agricultural
Improvement & Power District
Revenue Series B 5.00% 1/1/25-13	1,250,000	1,294,863
Southern Arizona Capital Facilities
Finance (University of Arizona
Project) 5.00% 9/1/23-12 (NATL-RE)	1,000,000	1,020,060
		2,314,923
Special Tax Revenue Bonds – 16.78%
Anne Arundel County, Maryland
Special Obligation Revenue
(National Business Park-North
Project) 6.10% 7/1/40	200,000	206,582
Brooklyn Arena Local Development,
New York Pilot Revenue (Barclays
Center Project) 6.50% 7/15/30	300,000	337,572
California State Economic Recovery
Series A 5.25% 7/1/21	260,000	310,097
California Statewide Communities
Development Authority Revenue
(Statewide Inland Regional Center
Project) 5.375% 12/1/37	500,000	494,130
Glendale, Arizona Municipal Property
Series A 5.00% 7/1/33 (AMBAC)	1,000,000	1,015,530
Jacksonville, Florida Transportation
Revenue 5.25% 10/1/29 (NATL-RE)	600,000	601,746

(continues)       15

Statements of net assets

Delaware Investments National Municipal Income Fund

			Principal
			Amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
		Massachusetts Bay Transportation
		Authority Senior
		Series A 5.25% 7/1/29	$200,000	$248,728
		Miami-Dade County, Florida Special
		Obligation (Capital Appreciation &
		Income) Series B 5.00% 10/1/35
		(NATL-RE)	1,000,000	1,036,850
		Mosaic District, Virginia Community
		Development Authority Series A
		6.875% 3/1/36	520,000	564,496
		New York City, New York Industrial
		Development Agency Civic Facility
		Revenue (YMCA of Greater New
		York Project) 5.00% 8/1/36	1,000,000	1,033,960
		New York State Dormitory Authority
		(State Personal Income Tax
		Revenue-Education)
		Series A 5.00% 3/15/38	570,000	617,812
		Peoria, Arizona Municipal
		Development Authority Sales Tax &
		Excise Shared Revenue
		(Senior Lien & Subordinate Lien)
		5.00% 1/1/18	1,085,000	1,277,478
		Puerto Rico Sales Tax
		Financing Revenue
		Series C 5.00% 8/1/40	600,000	637,914
		First Subordinate
		Series A 5.75% 8/1/37	245,000	270,456
		Series C 6.00% 8/1/39	300,000	342,273
	Ω	(Convertible Capital Appreciation
		Bonds) 6.75% 8/1/32	220,000	212,938
		San Mateo, California Special Tax
		Community Facilities District
		#2008-1 (Bay Meadows)
		6.00% 9/1/42	95,000	98,877
		Virginia Public Building Authority
		Series A 5.00% 8/1/26	1,000,000	1,179,520
^		Wyandotte County, Kansas City,
		Kansas Unified Government
		Special Obligation Revenue (Capital
		Appreciation) Sales Tax Subordinate
		Lien Series B 6.07% 6/1/21	250,000	165,225
				10,652,184
State & Territory General Obligation Bonds – 7.74%
		California State Various Purposes
		5.00% 9/1/41	460,000	484,891
		5.00% 10/1/41	440,000	463,993
		5.25% 11/1/40	320,000	344,358
		6.00% 4/1/38	105,000	120,302
		New York State Series A
		5.00% 2/15/39	300,000	328,713
		Oregon State Series K 5.00% 5/1/22	1,000,000	1,244,029
		Puerto Rico Commonwealth
		(Public Improvement)
		Series A
		5.00% 7/1/41	1,100,000	1,048,773
		5.75% 7/1/41	500,000	521,890
		Series C 6.00% 7/1/39	335,000	354,618
				4,911,567
Transportation Revenue Bonds – 15.40%
		Central Texas Regional Mobility
		Authority Revenue Senior Lien
		6.00% 1/1/41	520,000	568,792
		Harris County, Texas Metropolitan
		Transit Authority
		Series A 5.00% 11/1/24	500,000	594,780
		Maryland State Economic
		Development Revenue
		(Transportation Facilities Project)
		Series A 5.75% 6/1/35	255,000	269,604
		Metropolitan Transportation
		Authority, New York
		Series A 5.00% 11/15/41	500,000	537,320
		Metropolitan Washington D.C.
		Airports Authority Dulles Toll Road
		Revenue (First Senior Lien)
		Series A 5.25% 10/1/44	245,000	261,491
		New York Liberty Development
		Revenue (1 World Trade Center
		Port Authority Construction)
		5.00% 12/15/41	500,000	541,045
		North Texas Tollway Authority
		Special Projects System
		Series A 5.00% 9/1/20	250,000	303,550
		Pennsylvania Turnpike Commission
		Subordinate (Special Motor
		License Foundation)
		5.00% 12/1/22	500,000	587,160
		Series B 5.00% 12/1/41	500,000	544,135
		Phoenix, Arizona Civic Improvement
		Airport Revenue (Senior Lien)
		Series B 5.25% 7/1/27
		(NATL-RE) (FGIC) (AMT)	1,000,000	1,002,760
		Port Authority of New York & New
		Jersey Special Obligation Revenue
		(JFK International Air Terminal)
		6.00% 12/1/42	230,000	256,008
		6.50% 12/1/28	500,000	539,665
		Regional Transportation, Colorado
		District Revenue (Denver Transit
		Partners) 6.00% 1/15/41	500,000	532,160
		St. Louis, Missouri Airport Revenue
		(Lambert-St Louis International)
		Series A-1 6.625% 7/1/34	325,000	373,045

	Principal
	Amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Texas Private Activity Bond Surface
Transportation Senior Lien Revenue
(LBJ Infrastructure)
7.00% 6/30/40	$285,000	$329,902
7.50% 6/30/33	665,000	799,889
(NTE Mobility Partners)
6.875% 12/31/39	1,000,000	1,142,259
7.50% 12/31/31	500,000	594,835
		9,778,400
Water & Sewer Revenue Bonds – 5.84%
Atlanta, Georgia Water & Wastewater
Revenue Series A 6.25% 11/1/39	800,000	924,672
New York City, New York Municipal
Water Finance Authority (Second
Generation Resolution) Fiscal 2012
Series BB 5.25% 6/15/44	525,000	583,816
Phoenix, Arizona Civic Improvement
Wastewater Systems Revenue
(Junior Lien) Series A 5.00% 7/1/39	900,000	1,006,731
San Francisco, California City &
County Public Utilities
Commission Subordinate
Series F 5.00% 11/1/27	500,000	577,930
Texas State Series C 5.00% 8/1/22	500,000	612,215
		3,705,364
Total Municipal Bonds
(cost $72,261,131)		76,512,201

Short-Term Investments – 36.54%
¤Variable Rate Demand Notes – 36.54%
Brooklyn Center, Minnesota Revenue
(Brookdale II Project) 0.21%
12/1/14 (LOC-U.S. Bank N.A.)	200,000	200,000
Maryland State Health & Higher
Educational Facilities Authority
Revenue (University Medical
System) Series D 0.19% 7/1/41
(LOC-TD Bank N.A.)	5,000,000	5,000,000
Mississippi State Business Finance
Commission Gulf Opportunity
(Chevron USA) Series G
0.17% 11/1/35	5,000,000	5,000,000
New York City, New York Subseries
D-3 0.17% 10/1/39 (LOC-Bank of
New York Mellon)	5,000,000	5,000,000
Philadelphia, Pennsylvania Authority
for Industrial Development
Revenue (Newcourtland Elder
Services Project) 0.17% 3/1/27
(LOC-PNC Bank N.A.)	1,000,000	1,000,000
Southeastern Pennsylvania
Transportation Authority 0.17%
3/1/22 (LOC-PNC Bank N.A.)	6,000,000	6,000,000
St. Paul, Minnesota Port Authority
(Minnesota Public Radio Project)
Series 7 0.21% 5/1/25 (LOC-JP
Morgan Chase Bank N.A.)	1,000,000	1,000,000
Total Short-Term Investments
(cost $23,200,000)		23,200,000

Total Value of Securities – 157.06%
(cost $95,461,145)		99,712,201
†Liquidation Value of Preferred
Stock – (47.25%)		(30,000,000)
Liabilities Net of Receivables and
Other Assets – (9.81%)		(6,224,721)
Net Assets Applicable to 4,528,443
Shares Outstanding; Equivalent to
$14.02 Per Share – 100.00%		$63,487,480

Components of Net Assets at March 31, 2012:
Common stock, $0.01 par value, unlimited shares
authorized to the Fund		$60,617,476
Undistributed net investment income		376,432
Accumulated net realized loss on investments		(1,757,484)
Net unrealized appreciation of investments		4,251,056
Total net assets		$63,487,480

•	Variable rate security. The rate shown is the rate as of March 31, 2012. Interest rates reset periodically.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2012, the aggregate value of Rule 144A securities was $142,011, which represented 0.22% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

§

Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

†	See Note 6 in “Notes to financial statements.”

Summary of Abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by Financial Guaranty Insurance Company
LOC — Letter of Credit
NATL-RE — Insured by National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Delaware Investments Closed-End Municipal Bond Funds
March 31, 2012

	Delaware	Delaware	Delaware
	Investments	Investments	Investments
	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
	Income	Income	Income
	Fund, Inc.	Fund II, Inc.	Fund
Assets:
Investments, at value	$100,660,328	$244,842,960	$76,512,201
Short-term investments, at value	—	—	23,200,000
Cash	159,204	—	259,654
Receivable for securities sold	578,544	3,954,827	10,148
Interest income receivable	1,352,217	3,413,265	992,784
Organization expense for preferred shareholders	241,167	417,025	98,451
Total assets	102,991,460	252,628,077	101,073,238

Liabilities:
Liquidation value of preferred stock	30,000,000	75,000,000	30,000,000
Payable for securities purchased	—	4,894,808	7,214,787
Cash overdraft	—	11,468	—
Due to manager and affiliates	35,822	85,984	76,469
Other accrued expenses	29,838	54,024	71,916
Distributions payable	312,411	747,230	222,586
Total liabilities	30,378,071	80,793,514	37,585,758

Total net assets	$72,613,389	$171,834,563	$63,487,480

Investments, at cost	$96,041,143	$232,295,657	$72,250,300
Short-term investments, at cost	—	—	23,200,000

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Delaware Investments Closed-End Municipal Bond Funds
Year Ended March 31, 2012

	Delaware	Delaware	Delaware
	Investments	Investments	Investments
	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
	Income	Income	Income
	Fund, Inc.	Fund II, Inc.	Fund
Investment Income:
Interest	$3,738,239	$8,914,949	$2,924,814

Expenses:
Management fees	321,777	777,003	240,043
Legal fees	50,931	118,157	160,134
Accounting and administration expenses	31,613	76,337	23,588
Dividend disbursing and transfer agent fees and expenses	27,812	65,817	61,970
Audit and tax	17,566	21,173	22,471
Reports and statements to shareholders	15,328	29,051	32,670
Rating agency fees	13,735	13,978	3,273
Pricing fees	5,525	7,944	10,209
Taxes (Pennsylvania franchise tax)	5,000	26,100	—
Stock exchange fees	4,678	11,232	16,992
Directors’/Trustees’ fees	3,554	8,545	3,041
Insurance fees	2,449	3,932	1,547
Dues and services	1,657	3,723	2,101
Custodian fees	1,086	2,479	1,220
Registration fees	865	595	1,263
Consulting fees	495	1,226	441
Directors’/Trustees’ expenses	245	581	211
Total operating expenses	504,316	1,167,873	581,174
Net Investment Income	3,233,923	7,747,076	2,343,640

Net Realized and Unrealized Gain:
Net realized gain on investments	976,769	1,701,330	909,697
Net change in unrealized appreciation (depreciation) of investments	6,668,604	11,778,378	4,515,112
Net Realized and Unrealized Gain	7,645,373	13,479,708	5,424,809

Dividends and distributions to Preferred Shareholders	(149,762)	(374,404)	(18,904)
Net Increase in Net Assets Resulting from Operations	$10,729,534	$20,852,380	$7,749,545

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments Closed-End Municipal Bond Funds

	Delaware Investments		Delaware Investments
	Colorado Municipal		Minnesota Municipal
	Income Fund, Inc.		Income Fund II, Inc.

	Year Ended		Year Ended
	3/31/12	3/31/11	3/31/12	3/31/11
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,233,923	$2,907,637	$7,747,076	$7,039,279
Net realized gain	976,769	163,754	1,701,330	338,820
Net change in unrealized appreciation (depreciation)	6,668,604	(3,275,673)	11,778,378	(4,887,725)
Dividends and distributions to preferred shareholders	(149,762)	—	(374,404)	—
Net increase (decrease) in net assets resulting from operations	10,729,534	(204,282)	20,852,380	2,490,374

Dividends and distributions to Common Shareholders from:
Net investment income	(2,805,518)	(2,757,147)	(6,672,886)	(6,557,836)
	(2,805,518)	(2,757,147)	(6,672,886)	(6,557,836)

Net Increase (Decrease) in Net Assets	7,924,016	(2,961,429)	14,179,494	(4,067,462)

Net Assets:
Beginning of period	64,689,373	67,650,802	157,655,069	161,722,531
End of period	$72,613,389	$64,689,373	$171,834,563	$157,655,069

Undistributed net investment income	$598,215	$323,399	$1,504,205	$827,677

	Delaware Investments
	National Municipal
	Income Fund

	Year Ended
	3/31/12	3/31/11
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,343,640	$1,477,681
Net realized gain (loss)	909,697	(25,702)
Net change in unrealized appreciation (depreciation)	4,515,112	(1,265,634)
Dividends and distributions to preferred shareholders	(18,904)	—
Net increase in net assets resulting from operations	7,749,545	186,345

Dividends and Distributions to Common Shareholders from:
Net investment income	(2,295,215)	(1,277,711)
	(2,295,215)	(1,277,711)

Capital Share Transactions:
Net assets from merger to Common Shareholders*	40,715,147	—
Tender offer**	(13,240,759)	—
	27,474,388	—

Net Increase (Decrease) in Net Assets	32,928,718	(1,091,366)

Net Assets:
Beginning of period	30,558,762	31,650,128
End of period	$63,487,480	$30,558,762

Undistributed net investment income	$376,432	$344,090

  *See Note 7 in “Notes to financial statements.”
**See Note 6 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments Colorado Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$13.370	$13.990	$13.220	$14.260	$15.100

Income (loss) from investment operations:
Net investment income	0.669	0.601	0.607	0.755	0.937
Net realized and unrealized gain (loss) on investments	1.582	(0.651)	0.733	(0.965)	(0.604)
Dividends and distributions on preferred stock from:
Net investment income	(0.031)	—	—	(0.173)	(0.264)
Net realized gain on investments	—	—	—	—	(0.050)
Total dividends and distributions on preferred stock	(0.031)	—	—	(0.173)	(0.314)
Total from investment operations	2.220	(0.050)	1.340	(0.383)	0.019

Less dividends and distributions to common shareholders from:
Net investment income	(0.580)	(0.570)	(0.570)	(0.657)	(0.720)
Net realized gain on investments	—	—	—	—	(0.139)
Total dividends and distributions	(0.580)	(0.570)	(0.570)	(0.657)	(0.859)

Net asset value, end of period	$15.010	$13.370	$13.990	$13.220	$14.260

Market value, end of period	$14.600	$12.450	$13.390	$11.240	$15.060

Total investment return based on:[1]
Market value	22.41%	(3.00% )	24.49%	(21.63% )	(0.14% )
Net asset value	17.19%	(0.30% )	10.55%	(2.66% )	(0.19% )

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$72,613	$64,689	$67,651	$63,952	$68,973
Ratio of expenses to average net assets applicable to common shares[2]	0.73%	0.56%	0.56%	0.91%	1.03%
Ratio of net investment income to average net assets
applicable to common shares[2]	4.68%	4.31%	4.41%	5.55%	6.37%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	4.46%	4.31%	4.41%	4.28%	4.23%
Portfolio turnover	64%	10%	20%	16%	16%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[4]	$30,000	$—	$—	$—	$40,000
Net asset coverage per share of preferred shares, end of period[4]	$342,045	$—	$—	$—	$136,216
Liquidation value per share of preferred shares[4,5]	$100,000	$—	$—	$—	$50,000

1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
2 Ratios do not reflect the effect of dividend payments to preferred shareholders, if applicable.
3 Ratio reflects total net investment income less dividends paid to preferred shareholders, if applicable, divided by average net assets applicable to common shareholders.
4 In 2008, the Fund redeemed all of its preferred shares then outstanding at par plus accumulated dividends amounting to $40,042,778. In November 2011, the Fund issued a new series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share.
5 Excluding any accumulated but unpaid dividends.

See accompanying notes, which are an integral part of the financial statements.

(continues)       21

Financial highlights

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$13.700	$14.060	$13.140	$14.190	$14.880

Income (loss) from investment operations:
Net investment income	0.673	0.612	0.602	0.776	0.962
Net realized and unrealized gain (loss)	1.180	(0.402)	0.888	(1.013)	(0.674)
Dividends and distributions on preferred stock from:
Net investment income	(0.033)	—	—	(0.175)	(0.318)
Total dividends and distributions on preferred stock	(0.033)	—	—	(0.175)	(0.318)
Total from investment operations	1.820	0.210	1.490	(0.412)	(0.030)

Less dividends to common shareholders from:
Net investment income	(0.580)	(0.570)	(0.570)	(0.638)	(0.660)
Total dividends	(0.580)	(0.570)	(0.570)	(0.638)	(0.660)

Net asset value, end of period	$14.940	$13.700	$14.060	$13.140	$14.190

Market value, end of period	$14.230	$12.600	$12.740	$11.250	$13.450

Total investment return based on:[1]
Market value	17.95%	3.32%	18.58%	(11.91% )	(3.58% )
Net asset value	13.90%	1.80%	12.04%	(2.48% )	0.08%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$171,835	$157,655	$161,723	$151,184	$163,305
Ratio of expenses to average net assets applicable to common shares[2,4]	0.70%	0.56%	0.56%	0.98%	1.18%
Ratio of net investment income to average net assets
applicable to common shares[2]	4.67%	4.35%	4.36%	5.74%	6.61%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	4.44%	4.35%	4.36%	4.45%	4.43%
Portfolio turnover	44%	9%	19%	15%	6%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$75,000	$—	$—	$—	$95,000
Net asset coverage per share of preferred shares, end of period[5]	$329,113	$—	$—	$—	$135,950
Liquidation value per share of preferred shares[5,6]	$100,000	$—	$—	$—	$50,000

1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
2 Ratios do not reflect the effect of dividend payments to preferred shareholders, if applicable.
3 Ratio reflects total net investment income less dividends paid to preferred shareholders, if applicable, divided by average net assets applicable to common shareholders.
4 The ratio of expenses to average net assets applicable to common shares includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs for the years ended March 31, 2009 and 2008. See Notes 1 and 8 in “Notes to financial statements.”
5 In 2008, the Fund redeemed all of its preferred shares then outstanding at par plus accumulated dividends amounting to $95,083,577. In November 2011, the Fund issued a new series of 750 variable rate preferred shares, with a liquidation preference of $100,000 per share.
6 Excluding any accumulated but unpaid dividends.

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$12.620	$13.070	$11.960	$13.360	$14.560

Income (loss) from investment operations:
Net investment income	0.535	0.610	0.571	0.704	0.919
Net realized and unrealized gain (loss)	1.409	(0.532)	1.049	(1.367)	(1.081)
Dividends and distributions on preferred stock from:
Net investment income	(0.004)	—	—	(0.172)	(0.311)
Net realized gain on investments	—	—	—	—	(0.015)
Total dividends and distributions on preferred stock	(0.004)	—	—	(0.172)	(0.326)
Total from investment operations	1.940	0.078	1.620	(0.835)	(0.488)

Less dividends and distributions to common shareholders from:
Net investment income	(0.540)	(0.528)	(0.510)	(0.565)	(0.668)
Net realized gain on investments	—	—	—	—	(0.044)
Total dividends and distributions	(0.540)	(0.528)	(0.510)	(0.565)	(0.712)

Net asset value, end of period	$14.020	$12.620	$13.070	$11.960	$13.360

Market value, end of period	$13.240	$12.200	$12.140	$10.850	$11.950

Total investment return based on:[1]
Market value	13.19%	4.78%	16.69%	(4.31% )	(13.11% )
Net asset value	15.87%	0.67%	13.97%	(5.65% )	(3.05% )

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$63,487	$30,559	$31,650	$28,967	$32,365
Ratio of expenses to average net assets applicable to common shares[2]	0.99%	0.65%	0.63%	1.06%	1.16%
Ratio of net investment income to average net assets
applicable to common shares[2]	3.99%	4.64%	4.48%	5.63%	6.54%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	3.96%	4.64%	4.48%	4.25%	4.22%
Portfolio turnover	101%	50%	69%	36%	17%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[4]	$30,000	$—	$—	$—	$20,000
Net asset coverage per share of preferred shares, end of period[4]	$311,625	$—	$—	$—	$130,914
Liquidation value per share of preferred shares[4,5]	$100,000	$—	$—	$—	$50,000

1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
2 Ratios do not reflect the effect of dividend payments to preferred shareholders, if applicable.
3 Ratio reflects total net investment income less dividends paid to preferred shareholders, if applicable, divided by average net assets applicable to common shareholders.
4 In 2008, the Fund redeemed all of its preferred shares then outstanding at par plus accumulated dividends amounting to $20,019,516. In March 2012, the Fund issued a new series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share.
5 Excluding any accumulated but unpaid dividends.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds
March 31, 2012

Delaware Investments Colorado Municipal Income Fund, Inc. (Colorado Municipal Fund) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (Minnesota Municipal Fund II) are organized as Minnesota corporations and Delaware Investments National Municipal Income Fund (National Municipal Fund) is organized as a Massachusetts business trust (each referred to as a Fund and collectively as the Funds). Colorado Municipal Fund, Minnesota Municipal Fund II and National Municipal Fund are considered diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds’ shares trade on the NYSE Amex Equities, the successor to the American Stock Exchange.

The investment objective of each Fund is to provide current income exempt from federal income tax and from state personal income tax, if any, consistent with the preservation of capital. Each of Colorado Municipal Fund and Minnesota Municipal Fund II seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state at the time of investment. The National Municipal Fund seeks to achieve its investment objective by investing at least 80% of its net assets in securities the income from which is exempt from federal income tax.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees (each a Board, and collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (March 31, 2009 – March 31, 2012), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees from the Funds’ participation in inverse floater programs where a Fund has transferred its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In conveyance of the bond, the Funds receive the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Funds, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ expenses are recorded on the accrual basis. There were no interest and related expenses for the year ended March 31, 2012.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. Each Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended March 31, 2012.

The Funds may receive earnings credits from their transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. There were no earnings credits for the year ended March 31, 2012.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the adjusted average daily net assets of each Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended March 31, 2012, the Funds were charged as follows:

Colorado	Minnesota	National
Municipal	Municipal	Municipal
Fund	Fund II	Fund
$3,974	$9,596	$2,965

At March 31, 2012, each Fund had liabilities payable to affiliates as follows:

	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
	Fund	Fund II	Fund
Investment management fees payable to DMC	$34,859	$83,702	$27,071
Accounting administration and other expenses
payable to DSC	427	1,024	331
Other expenses payable to DMC and affiliates*	536	1,258	49,067

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and directors/trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended March 31, 2012, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Colorado	Minnesota	National
Municipal	Municipal	Municipal
Fund	Fund II	Fund
$29,513	$71,141	$23,084

Directors’/Trustees’ fees include expenses accrued by the Funds for each Director’s/Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Directors/Trustees of the Trust. These officers and Directors/Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2012, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
	Fund	Fund II	Fund
Purchases	$75,337,832	$147,865,652	$58,603,794
Sales	43,564,848	71,272,567	56,419,828

At March 31, 2012, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
	Fund	Fund II	Fund
Cost of investments	$96,030,992	$232,186,511	$95,470,793
Aggregate unrealized appreciation	$4,921,000	$12,841,887	$4,307,922
Aggregate unrealized depreciation	(291,664)	(185,438)	(66,514)
Net unrealized appreciation	$4,629,336	$12,656,449	$4,241,408

(continues)       25

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities) The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2012:

Colorado Municipal Fund
Level 2
Municipal Bonds	$100,660,328

Minnesota Municipal Fund II
Level 2
Municipal Bonds	$244,842,960

National Municipal Fund
Level 2
Municipal Bonds	$76,512,201
Short-Term Investments	23,200,000
Total	$99,712,201

There were no unobservable inputs used to value investments at the beginning or end of the year.

During the year ended March 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, iii) quantitative information about significant unobservable inputs used, iv) a description of the valuation processes used by the reporting entity and v) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2012 and 2011 was as follows:

	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
	Fund	Fund II	Fund
Year Ended 3/31/12
Ordinary income	$959	$533	$8,868
Tax-exempt income	2,804,559	6,672,353	2,286,347
Total	$2,805,518	$6,672,886	$2,295,215

Year Ended 3/31/11
Ordinary income	$—	$395	$24,594
Tax-exempt income	2,757,147	6,557,441	1,253,117
Total	$2,757,147	$6,557,836	$1,277,711

5. Components of Net Assets on a Tax Basis

As of March 31, 2012, the components of net assets on a tax basis were as follows:

	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
	Fund	Fund II	Fund
Shares of beneficial interest	$66,918,121	$157,931,075	$60,617,476
Undistributed long-term capital gains	467,717	—	—
Other temporary differences	(312,411)	(747,230)	(222,586)
Undistributed tax-exempt income	910,626	2,251,435	599,018
Capital loss carryforwards	—	(257,166)	(1,747,836)
Unrealized appreciation	4,629,336	12,656,449	4,241,408
Net assets	$72,613,389	$171,834,563	$63,487,480

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2012, the Funds recorded the following reclassifications.

	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
	Fund	Fund II	Fund
Undistributed net investment income (loss)	$(3,827)	$(23,258)	$2,821
Accumulated net realized gain (loss)	3,827	23,258	8,024
Paid-in capital	—	—	(10,845)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $509,083, $1,702,149, and $746,781 was utilized in 2012 for Colorado Municipal Fund, Minnesota Municipal Fund II and National Municipal Fund, respectively. Capital loss carryforwards remaining at March 31, 2012 will expire as follows:

	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
Year of Expiration	Fund	Fund II	Fund
2017	$—	$—	$888,041
2018	—	257,166	859,795
Total	$—	$257,166	$1,747,836

(continues)       27

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

5. Components of Net Assets on a Tax Basis (continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Stock

Pursuant to their articles of incorporation, Colorado Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. National Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the year ended March 31, 2012. Shares issuable under the Funds’ dividend reinvestment plan are purchased by the Funds’ transfer agent, Computershare Shareowner Services LLC (Computershare), in the open market.

On February 18, 2011, the National Municipal Fund’s Board approved a tender offer for shares of the Arizona Municipal Fund’s common stock. The tender offer authorized the National Municipal Fund to purchase for cash up to 18% of the then-outstanding shares of the Arizona Municipal Fund’s common stock after the reorganization (Common Stock) at a per share price equal to 99% of the net asset value per share of the Common Stock at the expiration of the tender offer.

In connection with the tender offer, the National Municipal Fund purchased 994,051 shares of capital stock at a total cost of approximately $13,240,759. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 0.58504231) in accordance with the terms of its tender offer.

On November 15, 2011, Delaware Investments Colorado Municipal Income Fund, Inc. (VCF) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM), issued $30,000,000 and $75,000,000, respectively, of Series 2016 Variable Rate MuniFund Term Preferred (VMTP) Shares, with $100,000 liquidation value per share in a privately negotiated offering. On March 15, 2012, Delaware Investments National Municipal Income Fund (VFL) issued $30,000,000 Series 2017 VMTP Shares, with $100,000 liquidation value per share in a privately negotiated offering. Proceeds from the issuance of VMTP Shares, net of offering expenses, were invested in accordance with each fund’s investment objective. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

Colorado Municipal Fund and Minnesota Municipal Fund II are obligated to redeem their VMTP Shares on December 1, 2016, unless earlier redeemed or repurchased by the Fund. National Municipal Fund is obligated to redeem its VMTP Shares on April 1, 2017, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of a Fund, subject to payment of a premium until December 1, 2013 (with respect to VMM and VCF) and April 1, 2014 (with respect to VFL), and at par thereafter. A Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

The Funds use leverage because their managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt a fund’s overall performance.

Leverage may also cause the Funds to incur certain costs. In the event that a Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings and Moody’s Investor Service, funding dividend payments or funding redemptions), that Fund will pay additional fees with respect to the leverage.

7. Fund Merger

On June 20, 2011, the National Municipal Fund acquired all of the assets of the Delaware Investments Arizona Municipal Fund, Inc. (Acquired Fund), a closed-end investment company, in exchange for the shares of the National Municipal Fund (Acquiring Fund) pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the Acquiring Fund equal to the aggregate net asset value of their share in the Acquired Fund prior to the Reorganization, as shown in the following table:

	Acquiring	Acquired
	Fund	Fund
	Shares	Shares	Value
Common Stock	2,422,200	3,100,925	$40,715,147

The Reorganization was treated as a non-taxable event and, accordingly, the Acquired Fund’s basis in securities acquired reflected historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of the Acquired Fund as of the close of business on June 17, 2011, were as follows:

Net assets	$40,715,147
Net unrealized appreciation	65,229

The net assets of the Acquiring Fund before the acquisition were $31,792,649. The net assets of the Acquiring Fund immediately following the acquisition were $72,507,796.

Assuming that the acquisition had been completed on April 1, 2011, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended March 31, 2012, are as follows:

Net investment income	$2,611,659
Net realized gain on investments	909,699
Change in unrealized appreciation	5,974,605
Net increase in net assets resulting from operations	9,477,059

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the National Municipal Fund’s statement of operations since June 20, 2011.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Inverse Floaters — Each Fund may participate in inverse floater programs where a fund transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Funds are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Funds typically use inverse floaters to adjust the duration of their portfolio. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that a Fund transferred to the trust, the Fund seeks to adjust its portfolio’s sensitivity to changes in interest rates. The Funds may also invest in inverse floaters to add additional income to the Funds or to adjust the Funds’ exposure to a specific segment of the yield curve. At March 31, 2012, and during the year then ended, the Funds held no investments in inverse floaters.

9. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local and national economic conditions, as applicable and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance may reduce the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At March 31, 2012, the percentages of each Fund’s net assets insured by insurers are listed below and these securities have been identified in the statements of net assets.

Colorado Municipal Fund	42%
Minnesota Municipal Fund II	16%
National Municipal Fund	11%

The Funds invest a portion of their assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an

(continues)       29

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

9. Credit and Market Risk (continued)

irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. As of March 31, 2012, no securities have been determined to be illiquid under the Funds’ Liquidity Procedures. Rule 144A securities have been identified on the statement of net assets.

10. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

11. Investments in Municipal Securities Issued by the State of Arizona

On May 23, 2011, shareholders of the National Municipal Fund and shareholders of the Delaware Investments Arizona Municipal Income Fund, Inc. (Arizona Muni Fund) approved the acquisition of substantially all of the assets of Arizona Muni Fund in exchange for newly issued common shares of the National Municipal Fund, which was structured as a tax-free transaction. This acquisition was completed after the close of business on June 17, 2011. As of March 31, 2012, municipal bonds issued by the state of Arizona constitute approximately 16% of the Fund’s portfolio. These investments could make the National Municipal Fund more sensitive to economic conditions in Arizona than other more geographically diversified national municipal income funds.

12. Subsequent Events

Management has determined that no other material events or transactions occurred subsequent to March 31, 2012 that would require recognition or disclosure in the Funds’ financial statements.

13. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2012, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Ordinary	Tax-Exempt
	Income	Income	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Colorado Municipal Fund	0.03%	99.97%	100.00%
Minnesota Municipal Fund II	0.01%	99.99%	100.00%
National Municipal Fund	0.39%	99.61%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

To the Board of Directors and the Shareholders of
Delaware Investments Colorado Municipal Income Fund, Inc.,
Delaware Investments Minnesota Municipal Income Fund II, Inc. and
Delaware Investments National Municipal Income Fund:

In our opinion, the accompanying statements of net assets, statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments National Municipal Income Fund (the “Funds”) at March 31, 2012, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended March 31, 2010 were audited by other independent accountants whose report dated May 19, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 18, 2012

Other Fund information
(Unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Fund management

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager

Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999 as head municipal bond trader, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Stephen J. Czepiel
Senior Vice President, Senior Portfolio Manager

Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Denise A. Franchetti, CFA
Vice President, Portfolio Manager, Senior Research Analyst

Denise A. Franchetti is a senior research analyst for the municipal bond department. Currently, she is responsible for following the airports/airlines, education, hotels, leases, turnpike/ toll, and transportation sectors for the group. In 2003, she was also named as portfolio manager on several of the tax-exempt funds in addition to her research duties. Prior to joining Delaware Investments in 1997 as a municipal bond analyst, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Franchetti received her bachelor’s degree and an MBA from La Salle University, and she is a member of the CFA Society of Philadelphia.

Gregory A. Gizzi
Vice President, Portfolio Manager, Head of Convertible Bond and Municipal Bond Trading

Gregory A. Gizzi is a member of the firm’s municipal fixed income portfolio management team and municipal trading team, and head of the municipal bond trading staff. Additionally, Gizzi serves as portfolio manager and head of the convertible bond trading staff. Before joining Delaware Investments in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later served in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Proxy Results

At the Annual Meeting on August 17, 2011, the Funds’ Shareholders elected nine directors/trustees. The results of the voting at the meeting were as follows:

Delaware Investments Colorado Municipal Income Fund, Inc.

		% Of	% Of	Shares With	% Of	% Of
	Shares	Outstanding	Shares	Authority	Outstanding	Shares
	Voted For	Shares	Voted	Withheld	Shares	Voted
Thomas L. Bennett	4,323,578.188	89.384%	97.247%	122,425.620	2.530%	2.753%
Patrick P. Coyne	4,333,881.756	89.597%	97.479%	112,122.052	2.317%	2.521%
John A. Fry	4,333,881.756	89.597%	97.479%	112,122.052	2.317%	2.521%
Anthony D. Knerr	4,287,557.188	88.639%	96.437%	158,446.620	3.275%	3.563%
Lucinda S. Landreth	4,320,576.112	89.321%	97.179%	125,427.696	2.593%	2.821%
Ann R. Leven	4,309,622.544	89.095%	96.933%	136,381.264	2.819%	3.067%
Thomas F. Madison	4,282,455.112	88.533%	96.322%	163,548.696	3.381%	3.678%
Janet L. Yeomans	4,319,342.112	89.296%	97.152%	126,661.696	2.618%	2.848%
J. Richard Zecher	4,309,622.544	89.095%	96.933%	136,381.264	2.819%	3.067%

Delaware Investments Minnesota Municipal Income Fund II, Inc.

		% Of	% Of	Shares With	% Of	% Of
	Shares	Outstanding	Shares	Authority	Outstanding	Shares
	Voted For	Shares	Voted	Withheld	Shares	Voted
Thomas L. Bennett	10,050,811.915	87.361%	96.708%	342,238.303	2.974%	3.292%
Patrick P. Coyne	10,021,438.316	87.105%	96.425%	371,611.902	3.230%	3.575%
John A. Fry	10,036,585.674	87.237%	96.571%	356,464.544	3.098%	3.429%
Anthony D. Knerr	10,025,316.779	87.139%	96.462%	367,733.439	3.196%	3.538%
Lucinda S. Landreth	10,057,858.159	87.422%	96.775%	335,192.059	2.913%	3.225%
Ann R. Leven	10,050,185.349	87.355%	96.702%	342,864.869	2.980%	3.298%
Thomas F. Madison	10,026,580.742	87.150%	96.474%	366,469.476	3.185%	3.526%
Janet L. Yeomans	10,062,691.269	87.464%	96.822%	330,358.949	2.871%	3.178%
J. Richard Zecher	10,039,482.239	87.262%	96.599%	353,567.979	3.073%	3.401%

Delaware Investments National Municipal Income Fund

		% Of	% Of	Shares With	% Of	% Of
	Shares	Outstanding	Shares	Authority	Outstanding	Shares
	Voted For	Shares	Voted	Withheld	Shares	Voted
Thomas L. Bennett	4,281,855.159	77.535%	83.994%	815,980.678	14.775%	16.006%
Patrick P. Coyne	4,282,401.159	77.545%	84.005%	815,434.678	14.765%	15.995%
John A. Fry	4,284,077.159	77.575%	84.038%	813,758.678	14.735%	15.962%
Anthony D. Knerr	4,283,077.159	77.557%	84.018%	814,758.678	14.753%	15.982%
Lucinda S. Landreth	4,276,618.406	77.440%	83.891%	821,217.431	14.870%	16.109%
Ann R. Leven	4,277,840.406	77.462%	83.915%	819,995.431	14.848%	16.085%
Thomas F. Madison	4,283,077.159	77.557%	84.018%	814,758.678	14.753%	15.982%
Janet L. Yeomans	4,282,797.159	77.552%	84.013%	815,038.678	14.758%	15.987%
J. Richard Zecher	4,276,782.406	77.443%	83.895%	821,053.431	14.867%	16.105%

(continues)       33

Other Fund information
(Unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Dividend Reinvestment Plan

Each Fund offers an automatic dividend reinvestment program (“Plan”). Under the current policies of Minnesota Municipal Income Fund and National Municipal Income Fund all distributions of net investment income and capital gains to common shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent. Under the current policies of Colorado Municipal Income Fund, distributions of net investment income and capital gains to common shareholders will be paid in cash unless shareholders notify Computershare Shareowner Services LLC (formerly BNY Mellon Investor Services, Inc.) (“Computershare”) of their desire to participate in the dividend reinvestment program. Shareholders who hold their shares through a bank, broker or other nominee should request the bank, broker or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker or nominee provides a dividend reinvestment service for the Funds. If the bank, broker or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

Computershare will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on each Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of each Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery and related matters to which Computershare may agree. The Funds will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of a Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Computershare so that Computershare receives such instructions at least 10 days prior to the Distribution record date. Shareholders with shares held in account by a bank, broker or other nominee should contact such bank, broker or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by Computershare at least 10 days prior to the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Computershare. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Computershare will sell such shares at the then current market value and then send the net proceeds to the shareholder, after deducting brokerage commissions and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less brokerage commissions and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Computershare is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

Computershare will charge participants their proportional share of brokerage commissions on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Computershare. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you have any questions and shares are registered in your name, contact Computershare at 800 851-9677.

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments National Municipal Income Fund (the Funds) effective May 27, 2010. At a meeting held on February 18, 2010, the Board of Directors/Trustees of the Funds, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Funds for the fiscal year ending March 31, 2011. During the fiscal years ended March 31, 2010 and 2009, E&Y’s audit reports on the financial statements of the Funds did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Funds and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. None of the Funds nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds’ financial statements.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	73	Director and Audit
Committee Member
Kaydon Corp.

Board of Governors
Member
Investment Company
Institute (ICI)

Finance Committee
Member –
St. John Vianney
Roman Catholic Church

Board of Trustees –
Agnes Irwin School

Member of Investment
Committee –
Cradle of Liberty
Council, BSA
(2007 – 2010)
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present) Investment Manager Morgan Stanley & Co. (January 1984–March 2004)	73	Chairman of Investment Committee –Pennsylvania Academy of Fine Arts Investment Committee and Governance Committee Member– Pennsylvania Horticultural Society Director Bryn Mawr Bank Corp. (BMTC) (2007 – 2011)

				Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–Present)	73	Board of
Governors Member–
NASDAQ OMIX
PHLX LLC

Director and Audit
Committee Member –
Community Health
Systems

Director – U.S. SQUASH

Director – Ecore
International
(2009 – 2010)

Director –
Allied Banton
Securities Holdings
					(2005 – 2008)
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Managing Director Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	73	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer Assurant, Inc. (Insurance) (2002–2004)	73	None
Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant ARL Associates (Financial Planning) (1983–Present)	73	Director and Audit Committee Chair – Systemax Inc. (2001– 2009) Director and Audit Committee Chairperson – Andy Warhol Foundation (1999 – 2007)
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Executive Advisor to Dean (since August 2011) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008) President and Director (November 2005–June 2007) and Chief Executive Officer (April 2007–June 2007) — U.S. Trust Company (Private Banking)	73	Trust Manager —
Camden
Property Trust
(since August 2011)

Board of Trustees
Thunderbird School of
Global Management
(2007–2011)

Board of Trustees
Carrollton School of
the Sacred Heart
(since 2007)

Board Member
Foreign Policy
Association
(since 2006)

Board of Trustees
Georgetown
Preparatory
School
(2005–2011)

Board of Governors
Miami City Ballet
(2000–2011)

Board of Trustees
St. Thomas University
					(2005–2011)

(continues)       37

				Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President (July 1995–January 2003) 3M Corporation	73	Director and Audit Committee Member – Okabena Company Chair – 3M Investment Management Company
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder Sutton Asset Management (Hedge Fund) (September 1996–Present)	73	Director and Compensation Committee Member – Investor Analytics Director - Oxigene, Inc. (2003 – 2008)
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	73	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	73	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	73	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	73	None[3]

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Investments Closed-End Municipal Bond Funds shareholders. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Funds may, from time to time, purchase shares of their common stock on the open market at market prices.

Board of directors/trustees	Affiliated officers	Contact information

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments® Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Frances A. Sevilla-Sacasa
Executive Advisor to Dean,
University of Miami School
of Business Administration
Coral Gables, FL

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Executive Vice President, General Counsel
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Investment manager
Delaware Management Company,
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Funds
2005 Market Street
Philadelphia, PA 19103-7057

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Registrar and stock transfer
agent
Computershare Shareowner Services LLC
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

Your reinvestment options

Each of the Funds offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare Shareowner Services LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Fund’s website at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at www.delawareinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

For securities dealers and financial institutions representatives
800 362-7500

Website
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Number of recordholders as of
March 31, 2012

Colorado Municipal
Income Fund	90
Minnesota Municipal Income
Fund II	463
National Municipal Income Fund	113

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett1
     John A. Fry
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $10,534 for the fiscal year ended March 31, 2012.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of: his education and Chartered Financial Analyst designation; his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers; and his prior service on the audit committees of public companies.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $12,100 for the fiscal year ended March 31, 2011.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $416,500 for the registrant’s fiscal year ended March 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended March 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed for both the reporting up on Delaware balances for consolidation into the parent company, Macquarie. Also, included are the fees for each of the statutory audits performed on the advisor and its affiliates/subsidiaries.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,050 for the fiscal year ended March 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,150 for the fiscal year ended March 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended March 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: state and local tax services.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended March 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2011.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,901,705 and $25,000 for the registrant’s fiscal years ended March 31, 2012 and March 31, 2011, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Thomas L. Bennett, John A. Fry, Frances A. Sevilla-Sacasa and Janet L. Yeomans.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser(s) (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”), which is a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the registrant, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at www.delawareinvestments.com; and (ii) on the Commission’s website at www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all registrant proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2012, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2011.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Joseph R. Baxter
Registered Investment	18	$4.9 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	41	$1.9 billion	0	$0
Stephen J. Czepiel
Registered Investment	18	$4.9 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	38	$2.7 billion	0	$0
Denise A. Franchetti
Registered Investment	3	$307.9 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	2	Under $1 million	0	$0
Gregory A. Gizzi
Registered Investment	3	$307.9 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	26	$343.1 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio’s manager’s compensation consists of the following:

     Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

     The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of April 30, 2012, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE INVESTMENTS® COLORADO MUNICIPAL INCOME FUND, INC.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	June 6, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	June 6, 2012

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 6, 2012